AMENDMENT NO. 5
MULTI DRAW CREDIT AGREEMENT
This Amendment (this “Amendment”) is made and entered into as of December 30, 2022, by and between Skye Bioscience, Inc., a corporation incorporated under the laws of the state of Nevada (the “Company”), and Emerald Health Sciences Inc., a corporation incorporated under the laws of British Columbia (the “Lender”). The above parties are referred to collectively herein as the “Parties,” and individually as a “Party.”
RECITALS
A. The Parties are parties to that certain Amended and Restated Multi Draw Credit Agreement, dated as of April 1, 2020 and as amended on March 29, 2021, September 15, 2021, and November 17, 2022 (as amended, the “Agreement”).
B. The Company and the Lender desire to amend the Agreement on the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the promises, terms and conditions contained herein and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Lender hereby agree as follows:
1.DEFINITIONS
Except as otherwise specified herein, all capitalized terms defined in the Agreement shall have the same meaning when used in this Amendment.
2.AMENDMENTS TO THE AGREEMENT
The Agreement is hereby amended as follows:

In Section 1 the definition of “Maturity Date” is deleted in its entirety and is of no further force and effect and is replaced by the following:

“Maturity Date” means the earlier of (a) five (5) Business Days following the Company closing the transactions under the share purchase agreement with a third party for the sale of one of its subsidiaries, Verdélite Sciences, Inc., (b) February 28, 2023, or (c) the Termination Date.”
3.FULL FORCE
Save and except as amended herein, the Agreement remains in full force and effect in accordance with its original terms and conditions.
4.GOVERNING LAW
This Amendment shall be governed by the same laws as, and construed in the same manner as, the Agreement.
5.COUNTERPARTS
This Amendment may be executed in any number of counterparts, each of which when executed and delivered (by email, facsimile or otherwise) will be deemed to be an original and all of which together will constitute one and the same document.

IN WITNESS WHEREOF this Amendment has been executed by the Company and the Lender as of the date first above written.

EMERALD HEALTH SCIENCES INC.

By: /s/ Jim Heppell
Authorized Signatory
        CEO

SKYE BIOSCIENCE, INC.

By:    /s/ Kaitlyn Arsenault
Authorized Signatory
        CFO